                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[x] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                            GAMMA BIOLOGICALS, INC.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- - -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------


    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------



    (4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------


    (5) Total fee paid:

    ---------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------------


    (2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------


    (3) Filing Party:

    ---------------------------------------------------------------------------


    (4) Date Filed:

    ---------------------------------------------------------------------------

Notes:

                            GAMMA BIOLOGICALS, INC.

                     3700 MANGUM ROAD, HOUSTON, TEXAS 77092

                                 JUNE 28, 1995

Dear Shareholder:

  You are cordially invited to attend the annual meeting of shareholders to be held August 10, 1995, at 3:00 p.m., Central time, at the offices of the Company, 3700 Mangum Road, Houston, Texas.

  It will be a pleasure for the officers and directors to meet with you and have an opportunity to answer any questions you may have about Company affairs. The officers and directors will be available to talk individually with shareholders before and after the meeting.

  Whether or not you plan to attend the meeting, we urge you to sign and return the enclosed proxy so that your shares will be represented at the meeting.

                                    Sincerely,

                                    [Signature of David E. Hatcher appears here]

                                    David E. Hatcher
                                    Chairman of the Board

                            GAMMA BIOLOGICALS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

  The annual meeting of shareholders of Gamma Biologicals, Inc. (the "Company") will be held August 10, 1995, at 3:00 p.m., Central time, at the offices of the Company, 3700 Mangum Road, Houston, Texas 77092, for the following purposes:

  1.  To elect directors;

  2. To consider and act upon a proposal to approve the Company's 1995 Employee Stock Option Plan, pursuant to which options to acquire up to 250,000 shares of the Company's Common Stock may be granted to officers and key employees; and

  3. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on June 19, 1995 as the record date for the meeting, and only holders of Common Stock of record at such time will be entitled to vote at the meeting or any adjournments thereof.

  Further information regarding the meeting and the nominees for election as directors is set forth in the accompanying proxy statement.

                                        By order of the Board of Directors,

                                  [Signature of Lawrence E. Letwin appears here]

                                                Lawrence E. Letwin
                                                    Secretary

June 28, 1995

                PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY
                         AT YOUR EARLIEST CONVENIENCE.

                            GAMMA BIOLOGICALS, INC.

                     3700 MANGUM ROAD, HOUSTON, TEXAS 77092

                                 JUNE 28, 1995

                               ----------------

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation of proxies for use at the annual meeting of shareholders (the "Meeting") of Gamma Biologicals, Inc. (the "Company") to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders (the "Notice") and at any adjournments thereof.

                       SOLICITATION AND VOTING OF PROXIES

  The solicitation will be conducted by mail. The Company will bear the expense of the solicitation of proxies, including the charges and expenses of brokerage firms and others incurred in forwarding solicitation material to beneficial owners of stock. Further solicitation of proxies may be made by telephone or oral communication with shareholders of the Company following the original solicitation. All further solicitation will be by regular employees of the Company who will not be additionally compensated therefor.

  Proxies in the accompanying form are solicited by the management at the direction of the Board of Directors. Execution and return of the proxy will not in any way affect a shareholder's right to attend the Meeting and to vote in person, and a shareholder giving a proxy has the power to revoke it at any time before it is exercised by giving written notice to the Company at or prior to the Meeting. A proxy may also be revoked by execution of a proxy bearing a later date or by attendance at the Meeting and voting in person by ballot. Properly executed proxies in the accompanying form, received in due time and not previously revoked, will be voted as specified. A proxy received by management which does not withhold authority to vote or on which no specification has been indicated will be voted for the proposals set forth in this Proxy Statement and for the nominees for the Board of Directors of the Company named in Proposal No. 1 of this Proxy Statement. A majority of the outstanding shares will constitute a quorum at the Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

  At the date of this Proxy Statement, management of the Company does not know of any business to be presented at the Meeting other than those matters which are set forth in the Notice accompanying this Proxy Statement. If any other business should properly come before the Meeting, it is intended that the shares represented by proxies will be voted with respect to such business in accordance with the judgment of the persons named in the proxy.

             COMMON STOCK OUTSTANDING AND PRINCIPAL HOLDERS THEREOF

  Only holders of Common Stock of the Company of record at the close of business on June 19, 1995 are entitled to notice of and to vote at the Meeting. At that date, there were outstanding 4,541,134 shares of the Company's Common Stock, which is the only class of stock that has been issued by the Company. Each shareholder is entitled to one vote for each share of Common Stock held of record by the shareholder on that date for all matters coming before the Meeting and, except as otherwise provided by applicable law, a favorable vote consists of a simple majority of the votes cast. Shareholders are not entitled to cumulate their votes in the election of directors, which means that the holders of more than half of the shares voting for the election of directors can elect all of the directors if they choose to do so.

BENEFICIAL OWNERSHIP OF COMMON STOCK

  The following table sets forth, as of May 1, 1995, the ownership of the Company's Common Stock by (i) each shareholder, if any, who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each director, (iii) each named executive officer and (iv) all directors and executive officers as a group. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment power with respect to the shares indicated. All information with respect to beneficial ownership has been furnished by the shareholders to the Company.

                                                      AMOUNT AND NATURE
                         NAME OF                        OF BENEFICIAL   PERCENT
                    BENEFICIAL OWNER                      OWNERSHIP     OF CLASS
                    ----------------                  ----------------- --------
     Betty Francis Hatcher..........................       226,205(1)     4.95%
     David E. Hatcher...............................       156,099(2)     3.39%
     John J. Moulds.................................        33,600(3)      *
     Bryan J. Brieden...............................        29,820(4)      *
     John Case......................................        15,849(5)      *
     R. Bruce LaBoon................................        12,500(6)      *
     Hayle B. Randolph..............................        10,100(6)      *
     All executive officers and directors as a group
      (10 persons)..................................       521,420(7)    11.04%
     ZPR Investment Management, Inc.
      1642 N. Volusia Ave.
      Orange City, FL 32763.........................       323,800        7.13%

- - --------
 * Less than 1.0%.
(1) Includes 31,106 shares which can be acquired during the next 60 days pursuant to the exercise of outstanding stock options.
(2) Includes 60,000 shares which can be acquired during the next 60 days pursuant to the exercise of outstanding stock options and 10,000 shares owned of record by Patsy J. Hatcher, wife of David E. Hatcher, beneficial ownership of which is disclaimed by Mr. Hatcher.
(3) Includes 24,875 shares which can be acquired during the next 60 days pursuant to the exercise of stock options.
(4) Includes 10,000 shares which can be acquired during the next 60 days pursuant to the exercise of outstanding stock options. Also includes 1,500 shares owned of record by Mrs. Brieden and 726 shares owned of record by Mrs. Brieden as trustee, beneficial ownership of all of which is disclaimed by Mr. Brieden.

(5) Includes 7,250 shares which can be acquired during the next 60 days pursuant to the exercise of outstanding stock options and 799 shares owned of record by Mrs. Case, beneficial ownership of which is disclaimed by Mr. Case.
(6) Includes 10,000 shares which can be acquired during the next 60 days pursuant to the exercise of outstanding stock options.
(7) Includes 181,731 shares which can be acquired during the next 60 days pursuant to the exercise of outstanding stock options.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

INFORMATION CONCERNING DIRECTORS

  It is proposed that six directors will be elected at the Meeting, each to hold office until the annual meeting of shareholders in 1996 and until his or her successor is duly elected and qualified. The Company has no reason to believe that any nominee will be unavailable to serve at the time of election. All the nominees are presently members of the Board of Directors of the Company. There are no family relationships among any of the directors of the Company. The names of the nominees, together with information as to their principal occupations, age, and experience, are as follows:

                                                                         DIRECTOR
          NAME                      PRINCIPAL OCCUPATION             AGE  SINCE
          ----                      --------------------             --- --------
Bryan J. Brieden........ Consultant(1)                                67   1970
Betty Francis Hatcher... Executive Vice President--Product            62   1988
                          Development and Assistant Secretary of the
                          Company(2)
David E. Hatcher........ Chairman of the Board and Chief Executive    72   1970
                          Officer of the Company(3)
R. Bruce LaBoon......... Partner, Law Firm of Liddell, Sapp, Zivley,  54   1991
                          Hill & LaBoon, L.L.P.(4)
John J. Moulds.......... President and Chief Operating Officer of     51   1991
                          the Company(5)
Hayle B. Randolph....... Blood services consultant(6)                 64   1991

- - --------
(1) In 1994, Mr. Brieden retired as President of Bryan Biologicals, Inc., a distributor of laboratory supplies, a position he held for more than five years. Mr. Brieden now serves as a consultant to Bryan Biologicals, Inc.
(2) Ms. Hatcher served as the Senior Vice President and Secretary of the Company prior to becoming a consultant to the Company in 1988. Ms. Hatcher was appointed Assistant Secretary of the Company in February 1989 and was appointed Director of Product Development of the Company in February 1990. She was appointed Executive Vice President of the Company in August 1992.
(3) Mr. Hatcher also served as the President of the Company until June 1992.
(4) Mr. LaBoon served as a director of the Company from 1979 through 1986.
(5) Mr. Moulds joined the Company in 1975 and became Vice President-- Consultation and Education in 1980. Mr. Moulds became Executive Vice President and Chief Operating Officer of the Company in 1989 and was appointed President and Chief Operating Officer of the Company in June 1992.
(6) Mr. Randolph served as President and Chief Executive Officer of Blood Systems, Inc. until his retirement in March 1991. Mr. Randolph served as a consultant on various projects for Blood Systems, Inc. and as the Executive Director of Blood Systems Research Foundation until January 15, 1993 and is currently an independent consultant to the blood services industry.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  The Board of Directors of the Company met four times during fiscal 1995. The Board has established two standing committees, the Audit Committee and the Compensation/Stock Option Committee, both comprised of Messrs. Brieden, LaBoon and Randolph. The Audit Committee exercises oversight with respect to the Company's accounting practices and procedures and its relationship with its independent auditors, and the Compensation/Stock Option Committee makes recommendations to the Board of Directors regarding the compensation of officers and employees of the Company and the granting of options under the Company's 1991 Employee Stock Option Plan. The Audit Committee met two times during fiscal 1995, and the Compensation/Stock Option Committee met one time during fiscal 1995. There is no nominating committee. No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and of all committees of the board on which he or she served in fiscal 1995.

DIRECTOR COMPENSATION

  Directors of the Company who are also employees of the Company do not receive fees for attending meetings of the Board of Directors. Non-employee directors of the Company receive a retainer of $3,000 per year, payable in quarterly installments, and a fee of $600 for each meeting of the Board of Directors and for each meeting of each committee of the Board of Directors attended by such director.

                               EXECUTIVE OFFICERS

  The following table sets forth the names, ages, length of service as an officer, and the positions of the persons who are not directors and who are executive officers of the Company:

           NAME             AGE OFFICER SINCE               POSITION
           ----             --- -------------               --------
John Case..................  68     1980      Vice President--Regulatory Affairs
Margaret J. O'Bannion......  40     1989      Vice President--Finance and Chief
                                               Financial Officer
Jimmie L. Turner...........  56     1989      Vice President--Customer Services
Gary L. Parrish............  58     1994      Vice President--National Sales

  Mr. Case joined the Company in 1976 and became Vice President--Regulatory Affairs in 1980. Ms. O'Bannion joined the Company in 1978 and was named Controller of the Company in 1987. Ms. O'Bannion became Vice President--Finance and Chief Financial Officer in August 1989. Mr. Turner joined the Company in 1976 as a sales representative and became Vice President--Customer Services in August 1989. Mr. Parrish joined the Company in 1977 as a sales representative and was named National Sales Manager in 1988. He became Vice President-- National Sales in August 1994.

COMPENSATION/STOCK OPTION COMMITTEE REPORT(/1/)

  The Compensation/Stock Option Committee of the Board of Directors (the "Committee") is composed entirely of outside directors and is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. This Committee Report sets forth the components of the Company's executive officer compensation and describes the basis on which the fiscal 1995 compensation determinations were made by the Committee with respect to the executive officers of the Company.

  In designing its executive compensation programs, the Company follows its belief that executive compensation should reflect the value created for shareholders while supporting the Company's strategic goals. The following objectives have been adopted by the Committee:

  1. Executive compensation should be meaningfully related to the value created for shareholders;

  2. Executive compensation programs should reflect and promote the Company's value and reward individuals for outstanding contributions to the Company's success; and

  3. Short and long term executive compensation play a critical role in attracting and retaining well qualified executives.

  The Committee currently implements a compensation program based on three components: a base salary, a bonus program related to Company and individual performance during the relevant year, and a stock option program. The Committee regularly reviews the various components of the Company's executive compensation to ensure that they are consistent with the Company's objectives.

  BASE SALARY. The Committee, in recommending the appropriate base salaries of the Company's executive officers, generally considers the level of executive compensation in similar companies in the industry. In addition, the Committee takes into account (i) the performance of the Company and the roles of the individual executive officers with respect to such performance and (ii) the particular executive officer's specific responsibilities, and the long-term performance of such executive officer in those areas of responsibility.

  ANNUAL INCENTIVES. The bonus program provides direct financial incentives, in the form of an annual cash bonus, to executive officers to achieve and exceed the Company's annual goals. The Committee recommends cash bonuses based upon the Committee's evaluation of the contributions of each individual officer during the applicable fiscal year in achieving the goals of the Company for that year.

  LONG-TERM INCENTIVES. The stock option program is currently the Company's primary long-term incentive plan for executive officers and key employees. The objectives of the stock option program are to align executive officer compensation and shareholder return, and to enable executive officers to develop and maintain a significant, long-term stock ownership position in the Company's Common Stock. In addition, grants of stock options to the named executive officers and others are intended to retain and motivate executives to improve long-term corporate and stock market performance. Stock options are granted at the prevailing market value and will only have value if the Company's stock price increases. Generally, grants of stock options vest in equal amounts over four years, and executives must be employed by the Company at the time of vesting in order to exercise a stock option.
- - --------
(1) Notwithstanding filings by the Company with the Securities and Exchange Commission ("SEC") that have incorporated or may incorporate by reference other SEC filings (including this proxy statement) in their entirety, this Compensation Committee Report shall not be incorporated by reference into such filings and shall not be deemed to be "filed" with the SEC except as specifically provided otherwise or to the extent required by Item 402 of the Regulation S-K.

  Consistent with the Company's compensation program outlined above, compensation for each of the named executive officers, as well as other senior executives, consists of a base salary, bonus and stock options. The base salaries for the named executive officers for fiscal 1995 were at levels below competitive amounts paid to executives with comparable qualifications, experience and responsibilities of other companies engaged in the same or similar business as the Company. The Committee has not yet determined the amount of cash bonuses, if any, to be paid to the named executive officers for fiscal 1995.

  The Committee believes that the compensation of the chief executive officer ("CEO") should be impacted by Company performance. Mr. Hatcher founded the Company in 1970 and has served as its CEO since that time. During fiscal 1995, Mr. Hatcher received a base salary of $207,834, which the Committee believes to be average for the base salary for chief executive officers with comparable qualifications, experience and responsibilities of other companies engaged in the same or similar business as the Company. At this time, this Committee has not made a determination as to the bonus, if any, to be paid to Mr. Hatcher, for fiscal 1995.

  Compensation Committee: Bryan J. Brieden, R. Bruce LaBoon and Hayle B.
Randolph.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Except as set forth below, no member of the Compensation/Stock Option Committee of the Board of Directors of the Company was, during fiscal 1995, an officer or employee of the Company or any of its subsidiaries, was formerly an officer of the Company or any of its subsidiaries, or had any relationships requiring disclosure.

  During fiscal 1995, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the compensation committee of the Board of Directors, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee of the Board of Directors, or (iii) a member of the Compensation Committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

  The Company distributes its products in the State of Michigan through Bryan Biologicals, Inc. In fiscal 1995, the Company's sales to Bryan Biologicals, Inc. amounted to approximately $222,000 or 1.2% of the Company's net sales. Mr. Bryan J. Brieden, a director of the Company, is a consultant to, and former president and principal owner of, Bryan Biologicals, Inc. The Company believes that these sales were on terms at least as favorable as those which could have been obtained elsewhere. As of May 1, 1995, Bryan Biologicals, Inc. owed the Company approximately $102,000 on open account for product purchases made from December 1994 through April 1995. No interest is charged by the Company on such obligation. The largest amount owed to the Company by Bryan Biologicals, Inc. at any time during fiscal 1995 was approximately $113,000.

  During fiscal 1995 the Company retained the law firm of Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P. and proposes to retain the firm in the current fiscal year. Mr. LaBoon, a director of the Company, is a partner in the firm.

COMPENSATION TABLES

  The cash and other compensation paid by the Company and its subsidiaries during fiscal 1995 to each of the executive officers of the Company as to whom the total cash compensation exceeded $100,000 were as follows:

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM
                                          ANNUAL COMPENSATION         COMPENSATION
                                   ---------------------------------- ------------
                                                                       SECURITIES
   NAME AND PRINCIPAL              FISCAL                OTHER ANNUAL  UNDERLYING   ALL OTHER
        POSITION                    YEAR  SALARY  BONUS  COMPENSATION   OPTIONS    COMPENSATION
   ------------------              ------ ------- ------ ------------ ------------ ------------
                                            ($)    ($)       ($)          (#)          ($)
David E. Hatcher........            1995  207,834      0    11,423(1)         0       27,405(4)
  Chairman of the Board and         1994  200,125 35,000    20,745       15,000       26,512
  Chief Executive Officer           1993  196,279 25,000    13,222       10,000       25,580
John J. Moulds..........            1995  139,757      0     1,874(2)         0        6,098(5)
  President, Chief Operating        1994  125,125 20,000     7,915       15,000        5,408
  Officer and Director              1993  116,473 15,000     5,082       10,000        5,281
Betty Francis Hatcher...            1995  102,065      0     6,217(3)         0       16,297(6)
  Executive Vice President,         1994   95,138  6,500     7,720       10,000       15,436
  Assistant Secretary and           1993   91,281  5,000     4,809        7,500       14,486
  Director
John Case...............            1995  102,065      0         0            0            0
  Vice President--                  1994   95,138  6,500     2,087        5,000            0
  Regulatory Affairs                1993   93,204  5,000       546        2,000            0

- - --------
(1) Represents payments by the Company for the named executive's taxes on split dollar premium payment.
(2) Represents payments by the Company for the named executive's taxes on split dollar premium payment.
(3) Represents payments by the Company for the named executive's taxes on split dollar premium payment.
(4) Represents the dollar value of premiums paid by the Company with respect to a split dollar life insurance policy for the benefit of the named executive.
(5) Includes $4,594 which represents the dollar value of premiums paid by the Company with respect to a split dollar life insurance policy for the benefit of the named executive, and $1,504 which represents Company matching contributions pursuant to the Company's 401(k) Retirement Savings Plan.
(6) Includes $15,226 which represents the dollar value of premiums paid by the Company with respect to a split dollar life insurance policy for the benefit of the named executive, and $1,071 which represents Company matching contributions pursuant to the Company's 401(k) Retirement Savings Plan.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                        OPTION VALUES AT FISCAL YEAR END

                                                    NUMBER OF
                                               UNEXERCISED OPTIONS     VALUE OF UNEXERCISED
                           SHARES             AT END OF FISCAL 1995 IN-THE-MONEY OPTIONS AT END
                          ACQUIRED    VALUE       (EXERCISABLE/           OF FISCAL 1995
          NAME           ON EXERCISE REALIZED    UNEXERCISABLE)     (EXERCISABLE/UNEXERCISABLE)
          ----           ----------- -------- --------------------- ---------------------------
David E. Hatcher........       0         0        60,000/20,000              $58,538/0
John J. Moulds..........       0         0        24,875/18,125              $11,495/0
Betty Francis Hatcher...       0         0        31,106/12,869              $21,322/0
John Case...............       0         0         7,250/ 5,250              $ 4,353/0

PERFORMANCE GRAPH

  The following performance graph provided by the Frank Russell Company compares the performance of the Company's Common Stock to the Russell 2000 Index and a Peer Group Index (as defined below) for the Company's last five fiscal years. Many of the Company's peers are privately-held companies, or subsidiaries or divisions of larger publicly-held companies. As a result, there is only one public company to which the Company may realistically compare itself. Accordingly, the Peer Group Index consists of Immucor, Inc. The graph below assumes $100 invested on April 1, 1990 in Company Common Stock or Index and that any dividends are reinvested.

                          [PERFORMANCE GRAPH TO COME]

SEVERANCE AGREEMENTS

  The Company has entered into severance agreements with Mr. Hatcher, Ms. Hatcher, Mr. Moulds, Ms. O'Bannion and Mr. Turner which provide severance benefits upon a change of control of the Company. Under these agreements, if one of the named employee's employment is terminated without cause following a change of control, he or she will be compensated by the Company as described below. The employee will receive a lump sum payment equal to a specified percentage of his or her average annual compensation for the five years preceding the change of control. The percentage for Mr. Hatcher is 299% and the percentage for the other named employees is 200%. Stock options granted to the employee by the Company and not then exercisable will become immediately exercisable in full. The Company is required to pay the employee all amounts owed to the employee by the Company under any deferred compensation arrangements. The Company is also required to reimburse the employee for all legal fees incurred as a result of termination of employment following a change of control.

SPLIT-DOLLAR AGREEMENTS

  The Company has purchased life insurance policies insuring the lives of Mr. Brieden, Ms. Hatcher, Mr. Hatcher, Mr. Moulds, Ms. O'Bannion, Mr. Turner and Lawrence E. Letwin and has entered into split-dollar agreements with these persons. The Company is the owner of the policies and by the terms of the split-dollar agreements is obligated to pay all premiums and to take all necessary steps, upon the death of the insured, to obtain the death benefits provided under the policies. The insured is obligated to reimburse the Company on an annual basis for the value of the economic benefit of the policy to the insured for that year (as determined for federal income tax purposes). Upon the death of the insured, the Company is entitled to receive a portion of the death benefits provided under the policy equal to the amounts of net premiums and interest on policy loans, if any, to the insured paid by the Company, plus 3% interest. This amount is payable from the death benefits. With respect to all policy proceeds in excess of the amounts required to be paid to the Company, the insured has the right to designate the beneficiaries of the policy and the right to elect the settlement option with respect to such proceeds. The Company has the right to obtain loans secured by the policy. The insured may also obtain loans secured by the policy, with the Company's consent. With the consent of the Company, interest on policy loans to the insured may be paid by the Company. All dividends declared by the issuer of the policy will be first applied to purchase one-year term insurance on the insured's life in an amount not to exceed the guaranteed cash value of the policy at the next policy anniversary, with any remaining dividends being used to purchase additional paid-up insurance.

                PROPOSAL NO. 2--1995 EMPLOYEE STOCK OPTION PLAN

  On June 1, 1995, the Board of Directors of the Company approved and recommended for submission to the shareholders for their approval the Gamma Biologicals, Inc. 1995 Employee Stock Option Plan (the "1995 Plan"), which would be effective on August 10, 1995 upon approval by the shareholders. Approval of the 1995 Plan requires the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock present, or represented, and entitled to vote at the annual meeting. A copy of the 1995 Plan is attached to this Proxy Statement as Exhibit A.

SUMMARY OF THE 1995 PLAN

  The 1995 Plan provides for the grant of options ("Options") to key employees of the Company, including officers and directors who are also employees of the Company, on the basis of their present and potential contributions to the Company and such other factors as the Compensation/Stock Option Committee (comprised of directors who are not eligible to participate) deems relevant.

  Pursuant to the terms of the 1995 Plan, up to 250,000 shares of Common Stock may be issued pursuant to Options granted thereunder and no participant may receive Options to purchase in excess of 100,000 shares. Options may not be granted under the 1995 Plan after August 10, 2005. Except as provided below and subject to early termination upon termination of employment, the term of the Options may not exceed ten years. The option price payable upon the exercise of Options may be paid with cash or by the assignment to the Company of shares of Common Stock owned by the optionee having a value equal to the exercise price, or by any combination of those two methods. On June 19, 1995, the Common Stock underlying the Options to be granted under the 1995 Plan was trading on the American Stock Exchange at $4.50 per share.

  The Compensation/Stock Option Committee has complete authority to issue either (i) incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and/or (ii) non-qualified stock options ("Non-Qualified Options"). Certain differences between Incentive Stock Options and Non-Qualified Options are discussed below.

INCENTIVE STOCK OPTIONS

  The exercise price of Incentive Stock Options granted under the 1995 Plan may not be less than 100% of the fair market value of the Common Stock of the Company on the date of the grant. With respect to any participant who owns more than 10% of the Company's outstanding Common Stock, the exercise price of any Incentive Stock Option granted must be at least equal to 110% of the fair market value on the date of the grant and the maximum term of the option may not exceed five years. Under the terms of the 1995 Plan, the aggregate fair market value of the Common Stock (as determined on the grant date) with respect to which incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000.

  Recipients of Incentive Stock Options granted under the 1995 Plan will not realize taxable gain for federal income tax purposes on the date of grant or the date of exercise of an option. However, the difference between the fair market value of the stock acquired (on the date of exercise of an option) and the option price will be an adjustment for purposes of calculating the alternative minimum tax of the optionee in the year the option is exercised.

  Recipients of Incentive Stock Options will incur taxable gain for federal income tax purposes on the difference between the sales proceeds received and the option price when the shares acquired through the exercise of Incentive Stock Options have been sold. If the optionee does not dispose of the shares so acquired until two years after the date of grant and one year after the date of exercise of the option, the gain from the sale of the shares will be taxed as a long-term gain or loss and the Company will not be entitled to a tax deduction in connection with the exercise of the option. If the optionee disposes of the shares prior to the end of this required holding period, the optionee generally will recognize taxable gain in the year of the disposition. An amount equal to the difference between the fair market value of the stock (on the date of exercise) and the option price will be recognized by the optionee as ordinary income, and the excess of the sales proceeds received upon the disposition over the fair market value of the stock (on the date of exercise), if any, will be taxed as capital gain. The Company will receive a corresponding deduction in the year of the disposition. Any such deduction will be limited to the maximum deduction allowable pursuant to the Internal Revenue Code, including the limitations on excessive employee remuneration under Section 162(m) of the Internal Revenue Code.

NON-QUALIFIED OPTIONS

  The exercise price for Non-Qualified Options granted under the 1995 Plan shall be determined by the Compensation/Stock Option Committee, but in no event shall be less than the par value of the Common Stock.

  Recipients of Non-Qualified Options will realize no income on the date of grant. Ordinary income will be realized by the optionee when the non-qualified stock option is exercised. The amount of such income will be equal to the excess of the fair market value on the exercise date of the shares of Common Stock issued to the optionee over the exercise price of such shares. The optionee's holding period for federal income tax purposes with respect to the shares acquired will begin on the date of exercise. The tax basis of the stock acquired upon the exercise of the option will be equal to the sum of (i) the exercise price of such option and (ii) the amount included in income with respect to the exercise of such option. Any gain or loss on the subsequent sale of the stock will be either a long term or short term capital gain or loss depending on the optionee's holding period for the Common Stock disposed by the optionee.

  The Company will be entitled, subject to the usual rules as to reasonableness of compensation, to a deduction for federal income tax purposes in the same amount as the optionee is considered to have realized ordinary income upon the exercise of the option. The deduction will be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee. Any such deduction will be limited to the maximum deduction allowable pursuant to the Internal Revenue Code, including the limitations on excessive employee remuneration under Section 162(m) of the Internal Revenue Code.

  THE BOARD OF DIRECTORS RECOMMENDS ADOPTION OF THE 1995 PLAN.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  In May 1992, the Company sold its plastics division to JB Plastics, Inc., a Texas corporation, for an aggregate of approximately $220,000 payable over a period of three years. The Company purchases products from JB Plastics, Inc., and during fiscal 1995, the Company's purchases from JB Plastics, Inc. amounted to approximately $459,000. The Company believes that these purchases were on terms at least as favorable as those which could have been obtained elsewhere. As of May 1, 1995, the Company owed JB Plastics, Inc. approximately $0 on open account for product purchases. As of March 31, 1995, JB Plastics owed to the Company approximately $120,000, consisting of a note receivable for the initial purchase price and additional advances to JB Plastics, Inc. from the Company. Mr. Moulds, a director of the Company, is a director of JB Plastics, Inc.

  The Company distributes its products in the State of Michigan through Bryan Biologicals, Inc. In fiscal 1995, the Company's sales to Bryan Biologicals, Inc. amounted to approximately $222,000 or 1.2% of the Company's net sales. Mr. Bryan J. Brieden, a director of the Company, is a consultant to, and former president and principal owner of, Bryan Biologicals, Inc. The Company believes that these sales were on terms at least as favorable as those which could have been obtained elsewhere. As of May 1, 1995, Bryan Biologicals, Inc. owed the Company approximately $102,000 on open account for product purchases made from December 1994 through April 1995. No interest is charged by the Company on such obligation. The largest amount owed to the Company by Bryan Biologicals, Inc. at any time during fiscal 1995 was approximately $113,000.

  During fiscal 1995 the Company retained the law firm of Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P. and proposes to retain the firm in the current fiscal year. Mr. LaBoon, a director of the Company, is a partner in the firm.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

  The independent auditors of the Company are Deloitte & Touche LLP who have acted in that capacity for many years. The Company has requested that Deloitte & Touche LLP act as the independent auditors for the Company for fiscal 1996. Representatives of Deloitte & Touche LLP will be present at the Meeting, having the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions addressed to them.

                           PROPOSALS OF SHAREHOLDERS

  Proposals of shareholders intended to be presented at the 1996 annual meeting of shareholders must be received by the Company at its principal executive offices (3700 Mangum Road, Houston, Texas 77092) by February 27, 1996, for inclusion in the Company's proxy materials relating to the annual meeting.

                                    GENERAL

  The management does not intend to present any matter for action at the Meeting other than the matters described above, and does not know of any other matters to be brought before the Meeting. However, if any such other matter should properly come before the Meeting, or if any vacancy in the proposed slate of directors should be caused by an unexpected occurrence before the holding of the election, the proxies will vote thereon in accordance with the recommendations of management or for such other nominee as management may select.

  The information set forth above as to the present principal occupations of the nominees for directors, as to their beneficial ownership of securities of the Company, and as to other information not of record with the Company is based upon information furnished to the Company by those nominees.

                                        By order of the Board of Directors,

                                  [Signature of Lawrence E. Letwin appears here]

                                                Lawrence E. Letwin
                                                     Secretary

June 28, 1995

  THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE ANNUAL REPORT OF THE COMPANY ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1995, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. REQUESTS FOR COPIES OF THE ANNUAL REPORT SHOULD BE DIRECTED TO MS. MARGARET J. O'BANNION, GAMMA BIOLOGICALS, INC., 3700 MANGUM ROAD, HOUSTON, TEXAS 77092.

                                                                       EXHIBIT A

                            GAMMA BIOLOGICALS, INC.

                        1995 EMPLOYEE STOCK OPTION PLAN

                                   ARTICLE I

                                    Purpose

  Gamma Biologicals, Inc. (the "Company") is largely dependent for the successful conduct of its business on the initiative, effort and judgment of its officers and employees and the officers and employees of its subsidiaries. The Company's 1995 Employee Stock Option Plan (the "Plan") is intended to provide the officers and the key employees of the Company and its subsidiaries an incentive through stock ownership in the Company and encourage them to remain in the Company's employ. Moreover, since the stock options provided for in the Plan are subject to various alternative provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Committee will have certain flexibility in shaping options granted under the Plan to the particular circumstances of the optionee, thus recognizing the full value of the stock option.

                                   ARTICLE II

                                 Administration

  The Plan shall be administered by the Stock Option Committee (the "Committee"), which shall at all times consist of not less than two members of the Board of Directors of the Company (the "Board"), and shall not include any persons that are not members of the Board. All members of the Committee shall be selected by (and serve at the pleasure of) the Board. All members of the Committee shall be "disinterested persons" within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "1934 Act"). Subject to the express provisions of the Plan and the policies of each stock exchange or national automated quotation system on which any of the Company's stock at any time may be listed or quoted, the Committee shall have plenary authority, in its discretion, to recommend to the Board the individuals within the class set forth in Article IV to whom, and the time and price per share at which, stock options shall be granted, the number of shares to be subject to each stock option and the other terms and provisions of their respective Agreements, as defined herein (which need not be identical). In making such recommendations and determinations, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant.

  Subject to the express provisions of the Plan, the Committee shall also have plenary authority (i) to interpret the Plan, (ii) to prescribe, amend and rescind rules and regulations regulating it, (iii) to recommend to the Board the terms and provisions of the respective stock options (which need not be identical), (iv) to determine the duration and purposes of leaves of absence that may be granted to participants without constituting a termination of their employment for purposes of the Plan, (v) to accelerate or extend the exercisability or vesting of any or all stock options, and (vi) to make all other determinations necessary or advisable for the administration of the Plan. The Committee shall hold meetings at such time and places as it may determine. Acts by the majority of the Committee or acts reduced to or approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, or fill vacancies however caused, subject to the requirements that the members of the Committee shall be "disinterested persons" as described above and that there always be at least two members of the Committee. The Committee's determination on the matters referred to in this Plan shall be final, conclusive and binding upon all optionees.

                                  ARTICLE III

                  Shares Subject to Plan and Duration of Plan

  Under the Plan the Board may, but only upon recommendation of the Committee, grant to eligible persons incentive stock options (as defined in the Code) and/or non-qualified stock options to purchase up to but not exceeding an aggregate amount of 250,000 shares of the Company's $0.10 par value Common Stock ("Common Stock") (subject to adjustment as provided in Article VIII). Shares subject to stock options under the Plan may be either authorized and unissued shares or issued shares that have been acquired by the Company and are being held in its treasury, in the sole discretion of the Board. When stock options have been granted under the Plan and have lapsed unexercised or partially unexercised or have been surrendered for cancellation by the optionee thereof, the shares which were subject thereto may be reoptioned under the Plan. The maximum number of shares of Common Stock that may be delivered pursuant to stock options to any employee under this Plan shall not exceed 100,000 (subject to adjustment as provided in Article VIII). No stock options shall be granted more than 10 years after the effective date of the Plan.

                                   ARTICLE IV

                         Eligibility and Participation

  To the fullest extent permitted by applicable securities laws, all officers and employees of the Company, any Parent Corporation, any Subsidiary Corporation (including, without limitation, Parent Corporations or Subsidiary Corporations which become such after adoption of the Plan) and their respective divisions shall be eligible to receive stock options under the Plan, and employment by any of such Parent Corporations and Subsidiary Corporations shall constitute employment by the Company for purposes of this Plan; provided, however, that no member of the Committee shall be entitled to receive a stock option under this Plan while serving as a member of the Committee. Directors of the Company who are not regular employees of the Company are not eligible to participate in the Plan. For purposes of the Plan, the term "Parent Corporation" shall have the meaning set forth in Section 424(e) of the Code, and the term "Subsidiary Corporation" shall have the meaning set forth in
Section 424(f) of the Code.

                                   ARTICLE V

                     Terms and Conditions of Stock Options

  Each stock option granted under the Plan shall be evidenced by a stock option agreement (the "Agreement"), the form of which shall have been approved by the Committee. The Agreement shall be executed by the Company and the optionee and shall set forth the terms and conditions of the stock option, which terms and conditions shall include, but not be limited to, the following:

    (a) Option Price. The option price shall be determined by the Committee, but shall not in any event be less than the par value of the Common Stock.

    (b) Term of Stock Option. The term of the stock option shall be selected by the Committee, but in no event shall such term exceed ten (10) years from the date such option is granted. Each such stock option shall be subject to earlier termination as hereinafter provided.

    (c) Transferability. Stock options granted hereunder shall not be transferable other than by will or operation of the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. During the lifetime of the optionee, stock options granted hereunder shall be exercisable only by the optionee, or the optionee's guardian or legal representative.

    (d) Vesting. The Committee shall have complete discretion in determining when stock options granted hereunder are to vest; provided, however, that the sale of the shares of Common Stock issued upon the exercise of the stock option by any person subject to Section 16 of the 1934 Act shall not be allowed until at least six months after the grant of the stock option. Such vesting determination for each stock option is to be made prior to or at the time that stock option is granted.

    (e) Termination of Employment. In the event of an optionee's termination of employment with the Company for any reason other than death, all stock options granted hereunder shall thereupon terminate. Upon the termination of an optionee's employment by reason of his death, his stock option shall terminate to the extent it was not exercisable at the date of optionee's death, but to the extent it was then exercisable by the optionee, the optionee's estate or the beneficiaries thereof shall be entitled to exercise such options for a period of one (1) year from the date of the optionee's death but not thereafter. Notwithstanding any other provisions of this subparagraph (e), no stock option shall be exercised after the expiration of ten (10) years from the date such option is granted.

    (f) Other Conditions. At its sole discretion, the Committee may impose other conditions upon the stock options granted hereunder, so long as those conditions do not conflict with any other provisions of the Plan. Such conditions may include, by way of illustration, but not by way of limitation, percentage limitations upon the exercisability of stock options granted hereunder.

                                   ARTICLE VI

                            Incentive Stock Options

  The Committee and the Board, in recommending and granting stock options hereunder, shall have the discretion to determine that certain options shall be Incentive Stock Options, as defined in Section 422 of the Code, while other options shall be Non-Qualified Stock Options. Neither the members of the Committee, the members of the Board nor the Company shall be under any obligation or incur any liability to any person by reason of the determination by the Committee or the Board whether an option granted under the Plan shall be an Incentive Stock Option or a Non-Qualified Stock Option. The provisions of this Article VI shall be applicable to all Incentive Stock Options at any time granted or outstanding under the Plan.

  All Incentive Stock Options granted or outstanding under the Plan shall be granted and held subject to and in compliance with the terms and conditions specifically set forth in Articles II, III, IV, and V hereof and, in addition, subject to and in compliance with the following further terms and conditions:

    (a) the per share option price of all Incentive Stock Options shall not be less than one hundred percent (100%) of the Fair Market Value (as defined below) of one share of the Company's Common Stock at the time the option is granted (notwithstanding any provision of Article V hereof to the contrary);

    (b) no Incentive Stock Option shall be granted to any person who, at the time of the grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary Corporation of the Company; provided, however, that this ownership limitation will be waived if at the time the option is granted the per share option price is at least one hundred ten percent (110%) of the Fair Market Value of one share of the Company's Common Stock and such option by its terms is not exercisable after the expiration of five (5) years from the date such option is granted;

    (c) an Incentive Stock Option shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the optionee only by the optionee; and

    (d) the aggregate Fair Market Value of all shares of Common Stock (determined at the time of the grant of the option) with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any one calendar year shall not exceed $100,000.

  For purposes of the Plan, the term "Fair Market Value" on any date shall mean
(i) if the Common Stock is listed or admitted to trade on a national securities exchange or national market system, the closing price of the Common Stock, as published in the Wall Street Journal, so listed or admitted to trade on such date or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange or national market system, the mean between the bid and asked price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information; or
(iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and if bid and asked prices for the Common Stock are not so furnished through NASDAQ or a similar organization, the value established by the Committee for purposes of granting stock options under the Plan. In addition to the above rules, Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

                                  ARTICLE VII

                           Exercise of Stock Options

  Stock options granted hereunder may be exercised in whole or in part at any time or from time to time during their respective terms, but only to the extent that they have vested and only by tendering to the Company written notice of exercise accompanied by the aggregate purchase price for the shares with respect to which the stock option is being exercised. The purchase price of shares of Common Stock of the Company acquired upon the exercise of any stock option granted under the Plan may be paid by an optionee by the payment of cash or check, or, upon receipt of all required regulatory approvals, if any, by the assignment to the Company of shares of the Company's Common Stock theretofore owned by the optionee having a Fair Market Value equal to such option price, or by any combination thereof.

  No stock option shall be exercisable unless the Plan and all shares issuable on the exercise thereof have been registered under the Act and all other applicable securities laws, and there is available for delivery a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the "1933 Act"), or the Company shall have first received the opinion of its counsel that registration under the 1933 Act and all other applicable securities laws is not required in connection with such issuance. At the time of exercise, if the shares with respect to which the stock option is being exercised have not been registered under the 1933

Act and all other applicable securities laws, the Company may require the optionee to give the Company whatever written assurance counsel for the Company may require that the shares are being acquired for investment and not with a view to the distribution thereof, and that the shares will not be disposed of without the written opinion of such counsel that registration under the 1933 Act and all other applicable securities laws is not required. Share certificates issued to the optionee upon exercise of the stock option shall bear a legend to the foregoing effect to the extent counsel for the Company deems it advisable.

  In the event that the Company is required to withhold payroll or other federal or state taxes upon the grant or exercise of any non-qualified stock option granted pursuant to this Plan, then upon the exercise of any such stock option, the Company shall be entitled to withhold that number of shares otherwise deliverable upon the exercise of the stock option as it may be required to so withhold in order to satisfy its obligations under applicable tax laws. The Company shall also have the right to withhold from the cash compensation otherwise payable by the Company or any subsidiary to the optionee any amount necessary to satisfy its payroll or other tax withholding obligations. The Company may also require, as a condition to exercise of any non-qualified stock option granted under this Plan, the payment by the optionee to the Company by cash or check of the amount of any taxes which are required to be withheld by the Company upon the exercise of the option.

                                  ARTICLE VIII

                                  Adjustments

  (a) Adjustments Upon Changes in Capitalization. Subject to any required action by the Company's directors and shareholders, the number of shares provided for in each outstanding stock option and the price per share thereof, and the number of shares provided for in the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Company's Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock), a stock split, a reverse stock split, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, and shall also be proportionately adjusted in the event of a spin-off, spin-out, or other distribution of assets to shareholders of the Company, to the extent necessary to prevent dilution of the interests of grantees pursuant to the Plan or of the other shareholders of the Company, as applicable. If the Company shall engage in a merger, consolidation, reorganization or recapitalization, each outstanding stock option (or if such transaction involves less than all of the shares of the Company's Common Stock, then a number of stock options proportionate to the number of such involved shares), shall become exercisable for the securities and other consideration to which a holder of the number of shares of the Company's Common Stock subject to each such stock option would have been entitled to receive in any such merger, consolidation, reorganization or recapitalization.

  (b) Acceleration. In the event of a potential merger or consolidation involving the Company (regardless of whether the Company is the surviving entity of such merger or consolidation), a potential liquidation or dissolution of the Company, a potential sale or other disposition by the Company of all or substantially all of its assets, or a potential sale or other disposition by the shareholders of the Company of all or substantially all of the outstanding Common Stock to one purchaser (any such merger, consolidation, liquidation, dissolution, or sale being referred to herein as a "Significant Event"), then the Company shall have the option of terminating all outstanding stock options upon the actual occurrence of the Significant Event, by notice to all optionees at least 15 days before the occurrence of the Significant Event. In consideration for this option of the Company to terminate outstanding stock options, the Company, if it exercises its option, shall waive any and all restrictions on the vesting of optionees' rights under stock options granted pursuant to this Plan, and optionees' rights under their respective stock options shall vest in full, subject to the actual occurrence of the Significant Event. Any exercise by an optionee in these circumstances may be conditioned upon the occurrence of the Significant Event. If the Company exercises its option under this paragraph (b), upon the actual occurrence of the Significant Event each outstanding stock option shall terminate. If the potential Significant Event does not in fact occur for any reason, then the Company's exercise of its option under this paragraph (b) shall have no effect and the optionee's rights will be vested only to the extent that they would be vested if the Company had never exercised its option under this paragraph (b). Notwithstanding any other provision of this Plan to the contrary, with regard to any and all optionees subject to Section 16 of the 1934 Act, if the Company exercises its option herein, the stock options held by such optionees shall terminate as set forth above, provided, however, that vesting of any such optionee's rights under such stock options shall not be accelerated without the prior consent of such optionee.

  (c) Change of Par Value. In the event of a change in the Company's Common Stock which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

  (d) Miscellaneous. The adjustments provided for in this Article shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided in this Article, the holder of a stock option shall not be entitled to the privilege of stock ownership as to any shares of Common Stock or other stock not actually issued and delivered to the holder. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect and no adjustment by reason thereof shall be made with respect to the number or price of shares of the Company's Common Stock subject to any stock option. The grant of a stock option pursuant to the Plan shall not affect in any way the right or power of the Company to, among other things, make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve or liquidate or sell or transfer all or any part of its business or assets.

                                   ARTICLE IX

                         Issuance of Stock Certificates

  Upon exercise of a stock option, the person exercising the stock option shall be entitled to one (1) stock certificate evidencing the shares acquired upon such exercise; provided, however, that any person who tenders Common Stock of the Company in payment of a portion or all of the purchase price of Common Stock purchased upon exercise of the stock option shall be entitled to receive a separate certificate representing the number of shares purchased in consideration of the tender of such Common Stock.

                                   ARTICLE X

                           Continuation of Employment

  Nothing contained in the Plan (or in any stock option granted pursuant to the Plan) shall confer upon any employee any right to continue in the employ of the Company or any Parent Corporation or Subsidiary Corporation or constitute any contract or agreement of employment or interfere in any way with the right of the Company, the Parent Corporation or any Subsidiary Corporation to reduce any person's compensation from the rate in existence at the time of the granting of a stock option or to terminate such person's employment. Nothing contained herein or in any Agreement shall affect any other contractual rights of an employee.

                                   ARTICLE XI

                          Amendment or Discontinuance

  The Board of the Company may at any time and from time to time amend, rescind, suspend or terminate the Plan, as it shall deem advisable, provided that the Plan may not be amended in any manner which would cause the Plan to no longer comply with Rule 16b-3 of the General Rules and Regulations under the 1934 Act, or any successor rule, or the provisions of the Code applicable to Incentive Stock Options, as such rule or provisions shall read as of the time of amendment. In addition to Board approval of any amendment to the Plan, if Rule 16b-3 of the General Rules and Regulations under the 1934 Act, or any successor rule, or the provisions of the Code applicable to Incentive Stock Options, as such rule or provisions shall read as of the time of amendment, requires shareholder approval of such amendment, then such amendment shall be approved by the holders of a majority of the voting stock of the Company (voting as a single class) present, or represented, and entitled to vote at a meeting of such shareholders duly held in accordance with the applicable laws of the state or other jurisdiction in which the Company is incorporated.

  In addition, no change may be made in, and no amendment, rescission, suspension or termination of the Plan shall have an effect on, stock options previously granted under the Plan which may impair or alter the rights or obligations of the holders thereof, except that any change may be made in stock options previously granted with the consent of the optionees.

                                  ARTICLE XII

                                 Miscellaneous

  (a) Governing Law. The Plan and the stock options issued hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas applicable to contracts made and performed within that State.

  (b) No Liability for Good Faith Determinations. Neither the members of the Board nor any member of the Committee shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any stock option granted under it. All Board and Committee members shall also be entitled, with respect to all matters relating to the Plan, to all of the protections and rights, including without limitation indemnification and limitation of liability rights, provided to Board members generally pursuant to applicable law, the Articles of Incorporation of the Company, the Bylaws of the Company or otherwise.

  (c) Information Confidential. As partial consideration for the granting of each stock option hereunder and subject to the provisions of applicable law, the optionee shall keep confidential the manner and amount of his participation in the Plan; provided, however, that such information may be given in confidence to a financial institution to the extent that such information is necessary in order to secure a loan for the exercise of any stock options granted to such optionee. In the event any breach of this promise comes to the attention of the Committee, and in addition to any other rights and remedies of the Company or the Board against such optionee, in determining whether to recommend the grant of any future stock option to such optionee, the Committee shall take into consideration such breach as a factor militating against the advisability of granting any future stock option to such employee.

  (d) Other Benefits. Participation in the Plan shall not preclude the optionee from eligibility in any other stock option plan of the Company, its Parent Corporation or any Subsidiary Corporation or any benefit, insurance, pension, profit sharing, retirement, bonus or other extra compensation plans that the Company, its Parent Corporation or any Subsidiary Corporation has adopted, or may, at any time, adopt for the benefit of its employees.

  (e) Execution of Receipts and Releases. Any issuance or transfer of shares of Common Stock to the optionee, or to his legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Board may require any optionee, legal representative, heir, legatee or distributee, as a condition precedent to such issuance or transfer, to execute a release and receipt therefor in such form as it shall determine.

  (f) Company Records. Records of the Company, the Parent Corporation or any Subsidiary Corporation regarding the optionee's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee in its sole discretion to be incorrect.

  (g) Information. The Company, the Parent Corporation and any Subsidiary Corporation shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished to the Committee all of the information or documentation that is necessary or required by the Committee or the Board to perform their respective duties and functions under the Plan.

  (h) No Liability of Company. The Company assumes no obligation or responsibility to the optionee or his legal representatives, heirs, legatees or distributees for any act of, or failure to act by, the Committee or the Board.

  (i) Severability. In the event any provision of the Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

  (j) Notice. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date that it is personally delivered or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Company or an optionee may change, at any time and from time to time, by written notice to the other, the address which it or he had theretofore specified for receiving notices. Until it is changed in accordance herewith, the Company and each optionee shall specify as its and his address for receiving notices the address set forth in the Agreement pertaining to the shares to which such notice relates.

                                  ARTICLE XIII

                              Shareholder Approval

  The Plan shall be effective as of the date when it is approved by the holders of a majority of the outstanding voting stock of the Company (voting as a single class) present, or represented, and entitled to vote at a meeting of such shareholders duly held in accordance with the applicable laws of the state or other jurisdiction in which the Company is incorporated.

                            GAMMA BIOLOGICALS, INC.

              PROXY FOR ANNUAL MEETING TO BE HELD AUGUST 10, 1995

The undersigned hereby appoints David E. Hatcher and John J. Moulds, or either of them, each with power of substitution, the proxies of the undersigned, to vote the stock of the undersigned at the annual meeting of shareholders of Gamma Biologicals, Inc., to be held at the offices of the Company at 3700 Mangum Road, Houston, Texas on August 10, 1995, at 3:00 P.M., Central time, or at any adjournments thereof, as follows:

  1. To elect as directors the following persons: Bryan J. Brieden, Betty F. Hatcher, David E. Hatcher, R. Bruce LaBoon, John J. Moulds and Hayle B. Randolph.

  2. To adopt the 1995 Employee Stock Option Plan.

  3. To vote in accordance with the recommendations of management upon whatever other business may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS and will be voted as indicated by the shareholder. Unless a contrary direction is indicated, the proxies shall vote the shares FOR the election as directors of the Board's nominees, FOR the 1995 Employee Stock Option Plan, and in accordance with the recommendations of management on any other business coming before the meeting.

                          (continued on reverse side)

/X/   Please mark your                 SHARES IN YOUR NAME
      votes as in this
      example.


                            FOR             WITHHOLD AUTHORITY
1. DIRECTORS.:           all nominees     to vote for all nominees
   See reverse side.        / /                    / /

   For, except vote withheld from the following nominee(s):

   --------------------------------------------------------

                                                        FOR   AGAINST   ABSTAIN
2. 1995 Employee Stock Option Plan                      / /     / /       / /

3. OTHER BUSINESS. To vote in accordance with the       / /     / /      / /
   recommendations of management upon whatever other business may properly come before the meeting.



SIGNATURE(S)                             DATE         PLEASE MARK, SIGN, DATE
            ----------------------------     ------    AND RETURN THE PROXY
                                                      CARD PROMPTLY USING THE
                                                         ENCLOSED ENVELOPE.
SIGNATURE(S)                             DATE           PLEASE DO NOT FOLD,
            ----------------------------     ------   BEND OR  MUTILATE THIS
NOTE: Please sign your name here exactly                       CARD
      as it appears hereon. Joint owners must
      each sign. When signing as  attorney,
      executor, administrator, trustee or
      guardian, please give your full title
      as it appears hereon.